EXHIBIT 32

NATIONAL FUEL GAS COMPANY

Certification Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

    Each of the undersigned, D. P. BAUER, President and Chief Executive Officer and T. J. SILVERSTEIN, the Treasurer and Chief Financial Officer of NATIONAL FUEL GAS COMPANY (the "Company"), DOES HEREBY CERTIFY that:

    1.    The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

    2.    Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    IN WITNESS WHEREOF, each of the undersigned has executed this statement this 30th day of April, 2026.

                                /s/ D. P. Bauer
                                President and Chief Executive Officer

                                /s/ T. J. Silverstein
                                Treasurer and Chief Financial Officer